Exhibit 99.1

Paltalk Announces Launch of Virtual Investor Awareness Program

on M-Vest

Jericho, NY – August 24, 2020 – Paltalk, Inc. (“Paltalk”, “we,” “our” or “us” or the “Company”) (OTCQB: PALT), a leading communications software innovator that powers multimedia social applications, today announced that it has launched a virtual investor awareness program on M-Vest.com in an effort to raise awareness and streamline business communications to shareholders and to the investment community as a whole. The Company intends to publish an updated investor presentation on M-Vest.com and provide regular updates through the platform. Please visit https://m-vest.com/insights/discover-companies/Paltalk to access the M-Vest platform and www.paltalk.com for more information regarding Paltalk.

The presentations that the Company publishes via the M-Vest platform shall not constitute an offer to sell or a solicitation of an offer to buy any securities.

About Maxim Group LLC and M-Vest:

Maxim Group LLC is a full-service investment banking, securities and wealth management firm headquartered in New York. Maxim Group provides a full array of financial services including investment banking, private wealth management, global institutional equity, fixed-income and derivatives sales and trading, equity research and prime brokerage services to a diverse range of corporate clients, institutional investors and high net worth individuals. Maxim Group is a registered broker-dealer with the U.S. Securities and Exchange Commission (SEC) and the Municipal Securities Rulemaking Board (MSRB), and is a member of the following: Financial Industry Regulatory Authority (FINRA); Securities Insurance Protection Corporation (SIPC); NASDAQ Stock Market and NYSE. To learn more about Maxim Group, visit www.maximgrp.com.

M-Vest, a division of Maxim Group LLC, is an online platform that enables issuers to engage a broad range of investors to raise awareness through presentations.

About Paltalk, Inc. (OTCQB: PALT)

Paltalk is a communications software innovator that powers multimedia social applications. Our product portfolio includes Paltalk and Camfrog, which together host one of the world’s largest collections of video-based communities. Our other products include Tinychat and Vumber. The Company has an over 20-year history of technology innovation and holds 18 patents. For more information, please visit: http://www.paltalk.com.

Forward Looking Statements

This press release contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, the impact of the coronavirus outbreak on our results of operations and our business; our ability to effectively market and generate revenue from our applications, risks and uncertainties related to our increasing focus on the use of new and novel technologies, such as blockchain and Props tokens, to enhance our applications, and our ability to timely complete development of applications using new technologies; our ability to effectively integrate Props tokens into our existing applications; our ability to effectively secure new software development and licensing customers; legal and regulatory requirements related to the use of blockchain, including us holding and distributing cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; the use of the internet and privacy and protection of user data; risks related to our holdings of digital tokens, including risks related to the volatility of the trading price of digital tokens and our ability to convert digital tokens into fiat currency; and our ability to manage our partnerships and strategic alliances. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Contacts:

IR@paltalk.com

Stephanie Prince
PCG Advisory
sprince@pcgadvisory.com
646-762-4518